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                                EXHIBIT 10.18
                         DEBT SUBORDINATION AGREEMENT
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                         DEBT SUBORDINATION AGREEMENT


     THIS DEBT Subordination AGREEMENT dated this ____ day of December, 1996 by and between NationsBank N.A. (South), ("Bank"), Medirisk, Inc., a Florida Corporation ("Borrower") and Healthplan Services Corporation, a Delaware Corporation (the "Subordinated Lender").


                             W I T N E S S E T H:


     WHEREAS, contemporaneously with the execution hereof, the Bank has extended to Borrower a loan in the principal amount of $850,000 (the "Bank Loan") pursuant to that certain Promissory Note dated December ___, 1996 (the "Note") between Bank and Borrower (the obligations of Borrower under the Note together with all renewals, modifications and extensions thereof collectively, together with all other liabilities, indebtedness or obligations of Borrower to Bank, whether now existing or hereafter arising, however evidenced or incurred, whether direct or indirect, absolute or contingent, or due or to become due and all renewals, modifications and extensions thereof hereinafter collectively referred to as the "Senior Debt");

     WHEREAS, Borrower and Subordinated Lender entered into a Securities Purchase Agreement (the "SPA") dated January 8, 1996, pursuant to which Subordinated Lender will purchase Senior Subordinated Notes (as defined in the
SPA) from Borrower from time to time (the obligations of Borrower to Subordinated Lender thereunder, and under the Senior Subordinated Notes, together with all renewals, modifications and extensions thereof collectively, together with all other liabilities, indebtedness or obligations of Borrower to Subordinated Lender, whether now existing or hereafter arising, however evidenced or incurred, whether direct or indirect, absolute or contingent, or due or to become due and all renewals, modifications and extensions thereof hereinafter collectively referred to as the "Subordinated Debt");

     WHEREAS, Subordinated Lender acknowledges that it will benefit from the Bank having made the Bank Loan to the Borrower as such loan will enhance the creditworthiness of the Borrower and the Borrower's ability to pay the Subordinated Debt; and

     WHEREAS, it is a condition precedent to the making of the Bank Loan that this Agreement be executed and delivered by the parties hereto;

     NOW, THEREFORE, and in consideration of the premises and the mutual benefits to be derived from this Agreement and in order to determine the relative priorities of repayment of the Senior Debt and the Subordinated Debt, the parties hereto agree as follows:


     1.  Subordination of Subordinated Debt.




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        (a)     Subordinated Lender hereby subordinates the payment of any indebtedness, whether principal, interest or other amounts owing to Subordinated Lender by Borrower, arising under or in connection with the Subordinated Debt, to the prior payment of the Senior Debt.

        (b) Subject to Section 1(c) below, so long as there shall remain any indebtedness, whether principal, interest or other amounts owing to Bank by Borrower arising under or in connection with the Senior Debt, Subordinated Lender shall not receive or accept, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment from Borrower or any other person in respect of the Subordinated Debt.

        (c) Borrower may pay, and Subordinated Lender may receive and accept, regular scheduled payments of principal or interest pursuant to Subordinate Debt Instrument so long as no Default or Event of Default under the Note has occurred and is continuing and has not been waived by the Bank and the making of such payment would not constitute a Default or Event of Default under the Note.

   2. No Commencement of Actions. Unless and until the Senior Debt shall be paid in full, Subordinated Lender (except as provided in Section 3(a)) shall not commence any action or proceeding against Borrower in any court or other tribunal to recover all or any part of the Subordinated Debt without prior written consent of Bank.

   3. Liquidation; Dissolution; Payment on Subordinated Debt; Bankruptcy of Borrower. Upon any distribution of the assets of Borrower, or in the event of any liquidation, dissolution or other winding up of Borrower or of its business or the commencement by or against Borrower of any receivership, insolvency, bankruptcy or reorganization proceeding under the Bankruptcy Code of 1978, as amended or any successor thereto or other bankruptcy or reorganization law, assignment for the benefit of creditors, reorganization or other arrangement with creditors, sale of all or substantially all of the assets of Borrower, or any other marshaling of the assets or liabilities of Borrower (each a "Bankruptcy Proceeding") then, and in any such event:

        (a) Subordinated Lender will at the request of the Bank, (i) declare all indebtedness of Borrower under the Subordinated Debt to be due and payable, (ii) file any claim, proof of claim, or other instrument of similar character and (iii) duly and promptly take such action as may be necessary to enforce the obligations of Borrower in respect of the Subordinated Debt; and

        (b) in the event that Subordinated Lender shall fail to take such action requested by Bank, Bank may, as attorney-in-fact for Subordinated
Lender, take such action on behalf of Subordinated Lender, and Subordinated Lender hereby appoints Bank and any of its officers as attorney-in-fact for Subordinated Lender to demand, sue for, collect and receive any and all such monies, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character and to take any such action in any Bankruptcy Proceeding in Bank's own name or in the name of Subordinated Lender as Bank may deem necessary or advisable for the enforcement of this Agreement; and Subordinated Lender will execute and deliver to Bank such other and further powers of attorney or other instruments as Bank may request



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in order to accomplish the foregoing.  All actions taken by such attorney-in-fact are hereby ratified and confirmed.

                (c) Except as provided in Section 1(c), Bank shall first be entitled to receive payment in full of the Senior Debt (whenever arising) before Subordinated Lender shall be entitled to receive any payment on account of the Subordinated Debt, whether on account principal, interest, or otherwise.

                Any payment by, or distribution of the assets of, Borrower of any kind or character, whether in cash, property or securities, to which Subordinated Lender would be entitled except for the provisions of this Agreement shall be paid or delivered by the person making such payment or distribution (whether Borrower, a trustee in bankruptcy, receiver, custodian or liquidating trustee or otherwise) directly to Bank, to the extent necessary to make payment in full of all Senior Debt.

                Notwithstanding the foregoing, in the event that Borrower or any other person or entity shall offer any payment with respect to the Subordinated Debt, Subordinated Lender will direct that the same be made or delivered to Bank. In the event that any payment by, or distribution of the assets of, Borrower of any kind or character, whether in cash, property or securities, shall be received by Subordinated Lender before all Senior Debt is paid in full, such payment or distribution shall be held in trust for the benefit of, and shall be paid over to, Bank, to the extent necessary to make payment in full of all Senior Debt remaining unpaid.

                If Subordinated Lender shall fail to endorse any such instrument for the payment of money payable to Subordinated Lender or to the order of Subordinated Lender, which has been turned over to Bank, Bank and any of its officers are each hereby irrevocably constituted and appointed attorney-in-fact for Subordinated Lender with full power to make any such endorsement and with full power of substitution. All actions taken by such attorney-in-fact are hereby ratified and approved.

        4.      Security, etc.

                (a) Subordinated Lender further agrees, without first obtaining the written consent of the Bank (which shall not be unreasonably withheld) not to sell, assign, transfer, pledge or give a security interest in the Subordinated Debt (except expressly subject to this Agreement), nor to join in any Bankruptcy Proceeding, nor to accelerate the maturity of the Subordinated Debt nor to take any action or proceeding to enforce the same until the Senior Debt has been paid in full. Any such assignee or transferee shall agree, as a condition to transfer, to enter into this Agreement.

                (b) Subordinated Lender further agrees that in case it should take or receive any security interest in, or lien by way of attachment, execution or otherwise on any of the property, real or personal of, Borrower or should take or join in any other measure of advantage contrary to this Agreement, while any claim exists on Bank's part against Borrower with respect to Senior Debt, Bank shall be entitled to have the same vacated, dissolved and set aside by such proceedings at law, or otherwise, as Bank may deem proper; and this Agreement shall be and constitute full and sufficient grounds therefor and shall entitle Bank to be and become a party to any proceedings at law, or otherwise, initiated by Bank or by any other party, in or by which Bank may deem it proper to protect Bank's interest hereunder; and the party so violating this Agreement

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shall be liable to Bank for all loss and damage sustained by Bank by reason of such breach, including reasonable attorneys' fees.

        5.      Actions with Respect to Senior Debt/Subordinated Debt.

                (a) Bank may, at any time and from time to time, without the consent of or notice to Subordinated Lender and without incurring responsibility to Subordinated Lender, and without impairing or releasing the obligations of Subordinated Lender hereunder take or omit to take any action, including but not limited to the following:

                        (1) change the manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Debt or any portion thereof;

                        (2) sell, exchange, release or otherwise deal with any collateral or any other property by whomsoever at any time pledged or mortgaged to secure, or however securing the Senior Debt or any portion thereof;

                        (3) release anyone liable in any manner for the payment or collection of the Senior Debt or any portion thereof;

                        (4) exercise or refrain from exercising any rights against Borrower and others; or

                        (5) apply any sums by whomsoever paid or however realized to the Senior Debt or any portion thereof.

                (b) The Subordinated Lender may not amend, modify or otherwise change the manner, place or terms of the Subordinated Debt without the prior written notice to the Bank.

        6. Consent to Senior Debt. The Subordinated Lender hereby consents to the making of the Bank Loan and other financial accommodations by Bank to Borrower under the Note; hereby acknowledges that Bank in entering into the Note and in making the Bank Loan and other financial accommodations thereunder has relied upon the terms of this Agreement; and hereby agrees that such Bank Loan, and such other financial accommodations and the entering into and performance of this Agreement, do not and will not create an Event of Default under the SPA. The Bank shall have no liability to Subordinated Lender and Subordinated Lender hereby waives any claim which it may have now or hereafter against Bank arising from any and all actions which Bank may take or omit to take with regard to the Note.

        7.      Consent to Subordinate Debt; no Default; Funding

        (a) Subordinated Lender represents and warrants that no event constituting an Event of Default under the SPA has occurred. Borrower represents and warrants to Bank that no event constituting an Event of Default under the SPA has occurred.

        (b) Borrower and Subordinated Lender agree that they will take such actions as are necessary and desirable under the SPA to cause the Note to be paid at its Maturity Date and Subordinated Lender hereby waives any Event of Default which might occur



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as a result of purchasing additional Senior Subordinated Notes at a Subsequent
Closing Date to effect the repayment of the principal interest and other amounts due on the Note. Borrower and Subordinated Lender hereby waive any provisions of the SPA which would otherwise restrict Borrower, and selling Subordinated Lender buying a Senior Subordinated Note in an amount sufficient to pay all amounts outstanding on the Note at the Maturity Date.

        (c) Borrower and Subordinated Lender agree that their obligations under this Section 7 shall be specifically enforceable and hereby consent to the exclusive jurisdiction, venue and forming of any state or Federal court in Atlanta, Fulton County, Georgia, with respect to any action for specific performance, or damages, which the Bank might bring arising out of this Section 7 and the obligations of Borrower and Subordinated Lender hereunder.

        8. Representations and Warranties of Subordinated Lender and Borrower. Subordinated Lender and Borrower, respectively, represent and warrant to the Bank that: (a) it has the legal right, power and authority to execute, deliver and perform this Agreement; and the execution, delivery and performance of this Agreement (i) does not require any approval or consent that has not been obtained and is in full force and effect and (ii) will not violate any provision of law, governmental regulation, order or decree or any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; (b) this Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms; and (c) no subordination of the Subordinated Debt has previously been executed by Subordinated Lender.

        9. ADEQUATE ASSURANCES. Subordinated Lender and Borrower, respectively, agrees to execute any further documents or amendments and take such other actions as may be reasonably necessary to effect the purposes of this Agreement, all as directed by Bank.

        The Subordinated Lender agrees that it shall cause to be added to each document evidencing the Subordinated Debt the following legend:

        "The rights and remedies of a holder under this instrument are subject to the terms and conditions of that certain Debt Subordination Agreement dated as of December, 1996 between Medirisk, Inc., Healthplan Services Corporation and NationsBank N.A. (South), as it may be amended from time to time, which is incorporated herein by specific reference thereto to the same extent as if fully set forth herein."

        10. Continuing Agreement. This Agreement shall be continuing in effect, shall not be canceled or otherwise rendered ineffective by the payment or discharge at any time of all of Borrower's debts or obligations to Bank, and shall apply to any and all financial accommodations subsequently granted, renewed or extended by Bank to Borrower unless Subordinated Lender shall deliver to Bank written notice of revocation as to future transactions, at a time when Borrower is no longer obligated to Bank, and while Bank is not committed or otherwise obligated to make any loans to, or grant any credit to, Borrower.



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        11.     Successors and Assigns; Amendments.  The terms and conditions hereof shall be binding upon the heirs, representatives, successors and assigns of Subordinated Lender and Borrower and shall inure to the benefit of the successors and assigns of Bank. Nor amendment, modification or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto.

        12. Governing Laws. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.

        13. Terms Defined. Terms used herein and not defined herein have their respective meanings as set forth in the Note or the SPA, respectively.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of December____, 1996.


                                BORROWER: Medirisk, Inc.

                                By: /s/ Kenneth M. Goins, Jr.
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                                Title: Executive Vice President and Chief
                                       Financial Officer
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                                SUBORDINATED LENDER: Healthplan Services
                                Corporation


                                By: /s/ James K. Murray, III
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                                Title: Executive Vice President
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                                BANK: NationsBank N.A. (South)


                                By: /s/ Chris Jones
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                                Title: Senior Vice President
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